New Distribution Subsidiary

- Chengdu Tianyin Medicine Trading commenced operations on October 12, 2009
- Improve cost management and consolidate sales channels
- Manufacturers are not allowed to sell direct to hospitals and pharmacies in China. This trading subsidiary overcomes this and reduces distribution costs by providing direct conduit to end users.
- Leverage current extensive distribution network to sell high-margin products from other manufacturers
- Reduce marketing costs after acquiring potential targets with additional drugs